UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2025

                          SecureTech Innovations, Inc.

 (Exact name of registrant as specified in its charter)

Wyoming	000-55927	82-0972782
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

           2355 Highway 36 West, Suite 400, Roseville, MN  55113

 (Address of principal executive offices and zip code)

                                    (651) 317-8990

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCTH	OTC Pink Tier

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Forward-Looking Statements

This Form 8-K and other reports filed by SecureTech Innovations, Inc. ("SecureTech") with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward-looking statements and information based on our management's beliefs, current information, estimates, and assumptions. Words like 'believes,' 'estimates,' 'anticipates,' 'expects,' 'plans,' 'projects,' 'intends,' 'potential,' 'may,' 'could,' 'might,' 'will,' 'should,' 'approximately,' and similar expressions identify these forward-looking statements as they relate to our business or management. Such statements reflect our management’s current view regarding future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks described in the “Risk Factors” section of our Annual Report on Form 10-K) that relate to our industry, operations, and results. If these risks or uncertainties materialize or, if our assumptions prove incorrect, actual results may differ significantly from those anticipated in these forward-looking statements.

While we believe the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including US securities laws, we do not intend to update any forward-looking statements in this Form 8-K or elsewhere.

Item 1.01	Entry into a Material Definitive Agreement

The disclosure contained in Item 2.01 of this Current Report is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets

Background and Incorporation of Subsidiary Holding Companies

On June 6, 2025, SecureTech Innovations, Inc. ("SecureTech") formed a new wholly owned subsidiary, AI UltraProd, Inc., under the laws of the State of Wyoming. This entity was established to serve as a holding company in connection with the planned acquisition described below.

Separately, on February 19, 2025, AIUP Holding Limited, a private company incorporated in the British Virgin Islands, an unrelated party to SecureTech or any of its officers, directors, employees, or shareholders, formed a Hong Kong company named Jizhu Group Limited, as a new holding entity also in anticipation of the planned acquisition described below. On March 5, 2025, Jizhu Group Limited changed its name to Aiultraprod Group Limited.

Acquisition and Stock Purchase Agreement (Dated June 23, 2025)

On June 23, 2025, SecureTech, through its wholly owned subsidiary AI UltraProd, Inc. ("Purchaser"), acquired 100% of Aiultraprod Group Limited ("Acquired Company"), a Hong Kong limited liability company. This acquisition was completed under an Acquisition and Stock Purchase Agreement ("Acquisition Agreement") dated June 23, 2025.

The Acquisition Agreement was executed between SecureTech, Purchaser, Acquired Company, AIUP Holding Limited ("Seller"), a British Virgin Islands private limited company, and Zhejiang Jizhu Technology Co., Ltd. ("Subsidiary"), a Chinese limited liability company. The Acquired Company owns and controls a 90% interest in the Subsidiary.

Under the terms of the Acquisition Agreement, SecureTech issued 185 unregistered shares of its Series A Preferred Stock, $0.001 par value per share, to the Seller. These shares were valued at US$8,565,500, equating to a per-share value of US$46,300.

Following the closing of the Acquisition Agreement on June 23, 2025, SecureTech’s organizational structure is as follows:

SecureTech Innovations, Inc.
(Parent Company)
OTC Pink: SCTH
(SEC CIK:0001703157)
Terra Nova Technologies, Inc. (WY)
(100% Owned)
Top Kontrol holding company for future spin-off as independent company on the OTCQB.
Top Kontrol, LLC (WY)
(100% Owned)
Top Kontrol is the world's most advanced anti-theft and anti-carjacking system available. Top Kontrol is the only car security system that can stop a carjacking without any action from the driver.
AI UltraProd, Inc. (WY)
(100% Owned)
AI UltraProd
(US Sales, Marketing, and Manufacturing)
Future Spin-Off as independent company on NASDAQ
Aiultraprod Group Limited (Hong Kong)
(100% Owned)
AI UltraProd is revolutionizing manufacturing by harnessing breakthrough AI and cutting-edge industrial-grade 3D printing technology. Our fully integrated approach transforms the entire process—from concept and design to product manufacturing and product delivery—drastically reducing customer manufacturing times and costs while delivering a clear competitive edge.
Zhejiang Jizhu Technology Co., Ltd. (China)
(90.0% Owned)
AI UltraProd
(Manufacturing and China Parent Operations)
Jizhu Technology (Huzhou) Co., Ltd. (China)
(80.4% Owned)
AI UltraProd
(Regional Sales, Marketing, and Servicing)
Piranha Blockchain, Inc. (WY)
(100% Owned)
Operating subsidiary focused on developing and acquiring secure green energy data centers, advanced cybersecurity technologies, and blockchain and cryptocurrency systems and platforms for mining, storing, and trading digital assets.
Piranha Blockchain, Ltd. (ANG)
(100% Owned)
Holding company to hold, secure, and trade Piranha Blockchain's digital assets.

Incubation Operating Agreement (Dated June 23, 2025)

In connection with the Acquisition Agreement, SecureTech, the Purchaser, the Acquired Company, and the Subsidiary entered into an Incubation Operating Agreement on June 23, 2025 ("Incubation Agreement"). Under this agreement, SecureTech, through the Purchaser, will provide financial support, operational guidance, strategic mentorship, and key industry introductions to the Acquired Company and the Subsidiary (collectively, "Incubatees").

The purpose of the Incubation Agreement is to support the growth, development, and expansion of the Incubatees, with the goal of preparing them for a potential spin-off and independent listing on the NASDAQ stock exchange.

About the Incubatees

The Incubatees are revolutionizing industrial services and manufacturing by integrating breakthrough artificial intelligence with cutting-edge industrial 3D printing technology and machinery. This groundbreaking approach optimizes the entire process, from conceptual design to production to delivery management, dramatically reducing manufacturing times and costs while providing clients with a distinct competitive edge.

The Incubatees currently hold 24 patents for their innovative technology, with one additional patent pending, and 20 more patent applications in development.

For more information, please visit www.aiultraprod.com.

Item 3.02	Unregistered Sales of Equity Securities

On June 23, 2025, SecureTech issued 185 unregistered shares of its Series A Preferred Stock, $0.001 par value, to the Seller. These shares were valued at US$8,565,500, equating to a per-share value of US$46,300.

SecureTech issued the foregoing shares of Series A Preferred Stock pursuant to the exemption from the registration requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”) available to SecureTech under Section 4(a)(2) promulgated thereunder as a transaction by an issuer not involving a public offering.

As of June 24, 2025, SecureTech had 17,895 shares of its Series A Preferred Stock issued and outstanding.

As of June 24, 2025, SecureTech had 35,311,829 shares of its common stock issued and outstanding.

Item 7.01	Regulation FD Disclosure

On June 23, 2025, SecureTech issued a press release announcing the closing of the acquisition of the Acquired Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, and will not be incorporated by reference into any filing under the Securities Act or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

•	Audited consolidated financial statements of Zhejiang Jizhu Technology Co., Ltd. for the fiscal years ended December 31, 2024 and 2023, with accompanying notes (Exhibit 99.1)
•	Unaudited consolidated financial statements of Zhejiang Jizhu Technology Co., Ltd. for the three months ended March 31, 2025 and 2024, with accompanying notes (Exhibit 99.2).

(b) Pro Forma Financial Information

•	Unaudited pro forma consolidated financial statements of SecureTech for the three months ended March 31, 2025, and the fiscal year ended December 31, 2024, with accompanying notes (Exhibit 99.3).

(d) Exhibits

10.3	Acquisition and Stock Purchase Agreement dated June 23, 2025
10.4	Incubation Operating Agreement dated June 23, 2025
23.1	Consent of Gary Cheng CPA Limited, a PCAOB Auditing Firm
99.1	Audited consolidated financial statements of Zhejiang Jizhu Technology Co., Ltd. for the fiscal years ended December 31, 2024 and 2023
99.2	Unaudited consolidated financial statements of Zhejiang Jizhu Technology Co., Ltd. for the three months ended March 31, 2025 and 2024
99.3	Unaudited pro forma consolidated financial statements of SecureTech for the three months ended March 31, 2025, and the fiscal year ended December 31, 2024
99.4	SecureTech Press Release dated June 23, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2025	By:	SECURETECH INNOVATIONS, INC. /s/ J. Scott Sitra
President, Chief Executive Officer, Principal Executive Officer, and Director